P R O X Y             CNL AMERICAN PROPERTIES FUND, INC.

   The undersigned hereby appoints James M. Seneff, Jr. and Robert A. Bourne, and each of them, as proxies, with full power of substitution in each, to vote all shares of common stock of CNL American Properties Fund, Inc. (the "Company") which the undersigned is entitled to vote, at the Annual Meeting of Stockholders of the Company to be held on April 4, 1997, at 10:00 a.m., local time, and any adjournment thereof, on all matters set forth in the Notice of Annual Meeting and Proxy Statement, dated February 25, 1997, a copy of which has been received by the undersigned, as follows:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING ITEMS:


1. Election of Five Directors
   Nominees:                     [ ] FOR ALL    [ ] WITHHELD FOR ALL
      Robert A. Bourne
      G. Richard Hostetter
      Richard C. Huseman         -------------------------------------------
      J. Joseph Kruse            FOR ALL NOMINEES, EXCEPT VOTE WITHHELD FOR:
      James M. Seneff, Jr.       (Write that nominee's name above)


2. Proposal for Increase in Authorized Shares (See Proxy Statement page 9)

         [ ] FOR     [ ] AGAINST    [ ] ABSTAIN


3. Other Matters:
   Grant authority upon such other matters as may come before the Meeting as they determine to be in the best interest of the Company.

         [ ] FOR     [ ] AGAINST    [ ] ABSTAIN


                 (PLEASE SIGN AND DATE THIS PROXY CARD ON THE
                REVERSE SIDE, AND RETURN IN ENCLOSED ENVELOPE)







          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" THE MATTERS STATED. EACH STOCKHOLDER IS URGED TO SUBMIT AN EXECUTED PROXY.

                                          Dated:                        , 1997
                                                ------------------------------

                                          ------------------------------------

                                          ------------------------------------
                                          Signature(s) of Stockholder(s)

                                          IMPORTANT:  Please mark this Proxy,
                                          date it, sign it exactly as your
                                          name(s) appear(s) and return it in
                                          the enclosed postage paid envelope.
                                          Joint owners should each sign
                                          personally.  Trustees and others
                                          signing in a representative or
                                          fiduciary capacity should indicate
                                          their full titles in such capacity.











SEND IN YOUR PROXY!--------------------------------------------------------|
|                                                                          |-|
|                                PLEASE VOTE!                              | |
|                                ------------                              | |
|                                                                          | |
|[X] YOUR VOTE COUNTS...                                                   | |
|                                                                          | |
|    The date of the CNL American Properties Fund, Inc. annual             | |
|    shareholder meeting is rapidly approaching.  We encourage             | |
|    you to cast your vote promptly, so that we can avoid the              | |
|    time and expense of re-soliciting your vote.                          | |
|                                                                          | |
|                                                                          | |
|[X] PROTECT YOUR INVESTMENT...                                            | |
|                                                                          | |
|    Re-soliciting shareholders adds unnecessary costs to the              | |
|    APF.  Help us minimize operational expenses.                          | |
|                                                                          | |
|                                                                          | |
|[X] SEND IN YOUR PROXY TODAY...                                           | |
|                                                                          | |
|    Please review the proxy card located in the address pouch             | |
|    of this shareholder package. Simply cast your vote, sign              | |
|    the proxy and return it in the postage-paid envelope                  | |
|    provided.                                                             | |
|                                                                          | |
|[X] THANK YOU!                                                            | |
|                                                                          | |
|    We appreciate your participation and support.                         | |
|                                                                          | |
|--------------------------------------------------------------------------| |
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                                [COMPANY LOGO]

                      CNL AMERICAN PROPERTIES FUND, INC.
                      ----------------------------------
                       400 East South Street - Suite 500
                    Orlando, Florida 32801 - (800)522-3863